UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

NEOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001‑37508	27‑0395455
(Commission File No.)	(IRS Employer Identification No.)

2940 N. Highway 360

Grand Prairie, TX 75050

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 408‑1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NEOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.            Regulation FD.

On  March 30, 2020, Neos Therapeutics, Inc. (the “Company”) issued a statement (the “Statement”) regarding COVID-19 global pandemic (“COVID-19”). A copy of the Statement is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 7.01 and the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.            Other Events.

As a result of COVID-19, the Company, with the exception of a limited number of essential roles, will be operating under a reduction in hours or, in certain cases, furlough (the “Reduction in Hours”). The Reduction in Hours will become effective as early as March 30, 2020 and is expected to be in effect for approximately four weeks. The Reduction in Hours includes our sales representatives who, at this time, are not visiting healthcare provider offices in light of guidance issued by the Centers for Disease Control and Prevention, the World Health Organization, and other federal, state, and local authorities. The Company also continues to expect to initiate a Phase 1 ascending dose study of NT0502 in the second half of 2020.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements may involve statements about future expectations, plans and prospects for the Company, including statements about the Company’s strategy, future operations, commercial products, clinical development of its therapeutic candidates, plans for potential future product candidates, financial condition and outlook, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the impact of COVID-19, including with respect to the Company’s Reduction in Hours and the length thereof; net sales, profitability, and growth of the Company’s commercial products; the status, timing, costs, results and interpretation of the Company’s clinical trials or any future trials, including whether the Company will initiate a Phase 1 ascending dose study of NT0502 in the second half of 2020; the uncertainties inherent in conducting clinical trials; expectations for regulatory interactions, submissions and approvals; the financial condition and outlook for the Company, including the cost-cutting measures being implemented by the Company; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; uncertainties related to the Company’s intellectual property; other matters that could affect the availability or commercial potential of the Company’s commercial products or therapeutic candidates; and other factors discussed in the Risk Factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC) and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this press release represent the Company’s views only as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as may be required by law.

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Item 9.01.            Financial Statements and Exhibits.

(d)              Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Number	Description

99.1	Statement issued by Neos Therapeutics, Inc. on March 30, 2020

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement issued by Neos Therapeutics, Inc. on March 30, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOS THERAPEUTICS, INC.

Date: March 30, 2020	By:	/s/ Richard I. Eisenstadt
Richard I. Eisenstadt
Chief Financial Officer

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